ParenteBeard

CONFIDENCE THROUGH CLARITY

September 27, 2013

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K, dated on or about September 24, 2013, of Mid Penn Bancorp, Inc. and agree with the statements contained in the second and third paragraphs therein. We have no basis to agree or disagree with the other statements of the registrant therein.

Very truly yours,

ParenteBeard LLC

ParenteBeard LLC Accountants & Business Advisors
One Windsor Plaza | 7535 Windsor Drive, Suite 300 | Allentown, PA 18195-1014 | 610.336.8180 | 800.267.9405 | Fax 888.264.9617 | www.ParenteBeard.com